UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2004

CNL HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
450 South Orange Avenue, Orlando, Florida 32801 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (407) 650-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8—Other Events

        Item 8.01 Other Events.

As previously disclosed in a Current Report on 8-K dated October 29, 2004 and filed by CNL Hotels & Resorts, Inc. (the “Company”) with the Securities and Exchange Commission on November 4, 2004, on October 29, 2004, the Company closed a $353.5 million loan (the “Senior Term Loan”) with an affiliate of Deutsche Bank, which had an effective date of October 13, 2004.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is unaudited pro forma condensed consolidated financial information (the “Unaudited Pro Forma Financial Information”) to reflect, among other things, adjustments to the Company’s historical financial statements to illustrate the estimated effects of the following transactions as if they had occurred on September 30, 2004: (i) the incurrence of the Senior Term Loan and the use of such proceeds; (ii) the use of cash on hand to repay the remaining balance of the Company’s $24.1 million revolving credit facility; and (iii) the issuance of 35,000 shares of restricted stock.

Reference is made to Exhibit 99.1 for all of the adjustments and estimates used in the preparation of the Pro Forma Financial Information.

The Unaudited Pro Forma Financial Information has been derived from the following historical financial statements:

•	The financial statements and financial statement schedules of CNL Hotels & Resorts, Inc. (formerly Hospitality Properties, Inc.), Desert Ridge Resort Partners, LLC and WB Resort Partners, LP incorporated by reference from Amendment No. 2 to our Annual Report on Form 10-K/A for the year ended December 31, 2003 have been so incorporated by reference into this Form 8-K.

•	The audited financial statements of KSL Recreation Corporation as of October 31, 2003 and 2002, and for each of the three years in the period ended October 31, 2003 incorporated by reference from our Current Report on Form 8-K/A dated April 2, 2004 and filed June 17, 2004 have been incorporated by reference into this Form 8-K.

•	The combined financial statements of the Hotel del Coronado as of December 31, 2002 and 2001 and for the years then ended included in our Current Report on Form 8-K dated December 17, 2003 and filed February 10, 2004 have been incorporated by reference into this Form 8-K.

•	The audited financial statements of Capital Hilton (A wholly owned property of Hilton Hotels Corporation) as of December 31, 2002 and for the year then ended included in our Current Report on Form 8-K dated December 17, 2003 and filed February 10, 2004 have been so incorporated by reference into this Form 8-K.

•	The audited historical financial statements of Crystal City Courtyard by Marriott (a wholly owned property of Starwood Hotels and Resorts Worldwide, Inc.) as of December 31, 2002 and for the year then ended, of Marriott BWI (a wholly owned property of Starwood Hotels & Resorts Worldwide, Inc.) as of December 31, 2002 and for the year then ended and of Hyatt Regency Dearborn (a wholly owned property of Ford Motor Land Development Corporation) as of December 31, 2002 and for the year then ended included on pages 31 to 38, 45 to 52 and 59 to 66, respectively, of our Current Report on Form 8-K dated August 29, 2003 and filed September 15, 2003 have been incorporated by reference into this Form 8-K.

•	The audited financial statements of RFS Hotel Investors, Inc. as of December 31, 2002 and for the three years in the period then ended included on pages 58 to 94 of our Current Report on Form 8-K dated July 10, 2003 and filed July 25, 2003 have been so incorporated by reference into this Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

99.1         Unaudited Pro Forma Condensed Consolidated Financial Information.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         CNL HOTELS & RESORTS, INC.

Date: December 7, 2004                                      By:    /s/ Mark E. Patten
   Name: Mark E. Patten
     Title: Chief Accounting Officer

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EXHIBIT INDEX

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

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